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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): December 28, 2005
                               __________________


                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



          Pennsylvania               1-11152                23-1882087
 (State or other jurisdiction    (Commission File         (IRS Employer
       of incorporation)             Number)            Identification No.)



   781 Third Avenue, King of Prussia, PA                    19406-1409
  (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.   Entry into a Material Definitive Agreement.

On December 28, 2005, InterDigital Communications Corporation together with certain of its domestic subsidiaries acting as guarantors (collectively, the Company), entered into a two-year $60 million unsecured revolving credit facility (the Credit Agreement). The Credit Agreement was entered into among the Company, Bank of America, N.A., as Administrative Agent, and Citizens Bank of Pennsylvania. At the Company's option, borrowings under the Credit Agreement will bear interest at LIBOR plus 75-90 basis points depending on the level of borrowing under the credit facility, or at the prime rate or if higher, 50 basis points above the federal funds rate. The Credit Agreement further contains certain customary restrictive financial and operating covenants which, among other things, require the Company to (i) maintain certain minimum cash and short-term investment levels, (ii) maintain minimum financial performance requirements as measured by the Company's income or loss before taxes with certain adjustments, and (iii) limit or prohibit the incurrence of certain indebtedness and liens, judgments above a threshold amount for which a reserve is not maintained, and certain other activities outside of the ordinary course of business. Borrowings under the Credit Agreement can be used for general corporate purposes including capital expenditures, working capital, letters of credit, certain permitted acquisitions and investments, cash dividends and stock repurchases. As of December 28, 2005, the Company did not have any amounts outstanding under the Credit Agreement.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 28, 2005, the Company entered into the Credit Agreement, the material terms and conditions of which are described in Item 1.01 above and are incorporated herein by reference.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ R.J. Fagan
                                 --------------
                                 Richard J. Fagan
                                 Chief Financial Officer



Dated: December 29, 2005